Filed under Rules 497(e) and 497(k)

Registration Nos. 002-83631

VALIC Company I

(the “Fund”)

Dividend Value Fund

Supplement dated February 1, 2021

to the Fund’s Summary Prospectus and Prospectus dated

October 1, 2020, as supplemented and amended to date

Effective immediately, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Fund Summary: Dividend Value Fund – Investment Adviser,” in the table under the heading “Portfolio Managers,” the information pertaining to Andrew Sheridan is deleted.

In the section of the Prospectus entitled “Management,” under the heading “Information about the Subadviser,” the second paragraph under “SunAmerica Asset Management, LLC. (“SunAmerica”)” is deleted and replaced with the following:

A portion of the assets of the Dividend Value Fund is managed by a team consisting of Timothy Pettee, Jane Algieri and Timothy Campion, with Mr. Pettee serving as team leader. Mr. Pettee, Senior Vice President and Chief Investment Strategist, joined SunAmerica in 2003. Mr. Sheridan joined SunAmerica in 2003, and is Senior Portfolio Manager. While at SunAmerica he also served as an equity research analyst. Prior to joining SunAmerica, he worked as an analyst in the research department at U.S. Trust and was in the market research division of Greenwich Associates. Ms. Bayar Algieri joined SunAmerica in 2004 and is a Vice President and Portfolio Manager in the Investment Department. Prior to her current role, she served as an investment analyst for both equity and fixed income portfolios. Ms. Bayar Algieri received her B.A. from Baruch College and her M.B.A. from Rutgers School of Business. Her investment experience dates from 2004. Mr. Campion is a Senior Vice President and Portfolio Manager at SunAmerica. He is responsible for the management and trading of a wide variety of domestic equity index funds. Mr. Campion joined SunAmerica in 2012. Prior to joining SunAmerica, he was Vice President and Portfolio Manager at PineBridge Investments LLC since 1999.

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